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                                                                    EXHIBIT 23.3



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



     As independent certified public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in or made a part of the Republic Industries, Inc. Post-Effective Amendment No. 1 to Form S-1 Registration Statement.



                                        GRENADIER, APPLEBY, COLLINS & COMPANY



Jacksonville, Florida



February 2, 1996